AMERICAN MUNICIPAL
TERM TRUST INC. III

CXT

SEMIANNUAL REPORT
JUNE 30,2002

[US BANCORP LOGO]

[US BANCORP LOGO]

AMERICAN MUNICIPAL
TERM TRUST INC. III

PRIMARY INVESTMENTS

High-quality municipal obligations including municipal zero-coupon securities.

FUND OBJECTIVE

American Municipal Term Trust Inc. III (the Fund) is a diversified, closed-end management investment company. The investment objective of the Fund is to provide high current income exempt from regular federal income tax and to return $10 per share on or shortly before April 15, 2003. The Fund's termination may be extended up to five years if necessary to assist the Fund in reaching its $10 per share objective. The Fund's income may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance that any fund will achieve its objective.

TABLE OF CONTENTS

  2 Fund Overview

  7 Financial Statements
    and Notes

 17 Investments in
    Securities

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the periods ended June 30, 2002

                               SINCE INCEPTION
ONE YEAR       FIVE YEAR         11/27/1992
 5.32%           5.60%             7.32%

All total returns are through June 30, 2002, and reflect the reinvestment of distributions but not sales charges. Net asset value-based (NAV) performance is used to measure investment management results. As noted in earlier shareholder reports, we no longer compare the Fund's NAV performance to a market benchmark. This is because our primary goal is to meet the Fund's investment objectives of providing high current income exempt from regular federal income tax and returning $10 per share to investors at the Fund's termination date. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended June 30, 2002, were 8.36%, 6.80%, and 6.98%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THESE INVESTMENTS. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

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FUND OVERVIEW

August 15, 2002

DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002, THE FUND STAYED ON TARGET TO RETURN AT LEAST $10 PER SHARE AT ITS TERMINATION DATE IN APRIL 2003. Its NAV as of period end increased to $11.09 from $11.01 as of December 31, 2001. The term trust also maintained a high level of tax-free income by keeping its monthly common share dividend at 4.75 cents per share-the amount it has paid since inception.

AFTER A YEAR-LONG CAMPAIGN IN 2001 TO LOWER INTEREST RATES TO STIMULATE THE STRUGGLING U.S. ECONOMY, THE FEDERAL RESERVE LEFT SHORT-TERM RATES AT 1.75% THROUGHOUT THE PERIOD. Intermediate- and long-term municipal bond rates showed some volatility in the period but ended lower than where they began. The Bond Buyer 20 Index-a group of 20 A1-rated general obligation bonds with 20-year maturities-started the period at 5.26% and ended at 5.07%. Short-term municipal bond rates, as measured by one-year, AAA-rated bonds, also fell from 1.78% to 1.50%.

THE MUNICIPAL MARKET AT THE NATIONAL LEVEL IS ON TRACK TO HAVE ITS BIGGEST YEAR EVER IN TERMS OF SUPPLY. The combination of a faltering economy, falling tax receipts, and low interest rates caused municipalities to issue more bonds to fund projects

FUND MANAGEMENT

DOUG WHITE, CFA, is primarily responsible for the management of the Fund. He has 19 years of financial experience.

CATHERINE STIENSTRA assists with the management of the Fund. She has 14 years of financial experience.

BONDS MATURING LESS THAN A YEAR BEYOND THE FUND'S
TERMINATION DATES

                                                 INCEPTION
                                                 11/27/1992
At the Fund's Inception                               0%
As of 6/30/2002                                      29%

and also to refinance existing debt at lower rates. The national supply of municipal bonds is up more than 20% so far this year following a 43% increase in 2001. Typically, a supply increase of this magnitude would push municipal bond rates higher relative to Treasury securities. However, the volatile stock market has caused many investors to flock to less-risky investments, thus increasing the demand for municipal bonds and helping move rates lower.

THE FALLING INTEREST-RATE ENVIRONMENT AND INCREASED DEMAND FOR BONDS HELPED THE FUND'S NAV TO RISE DURING THE PERIOD. As the Fund nears termination, the NAV should soon begin to trend downward due to three factors. First, we will begin selling longer-term bonds as the fund nears termination to lower its risk profile. The Fund will realize gains from these sales that will be distributed to shareholders. Second, we will use the proceeds from these sales to buy shorter-term, lower-yielding securities, which will not generate enough income to maintain the Fund's distribution level. This will cause the Fund to dip into its dividend reserve to keep the common share dividend

DISTRIBUTION HISTORY SINCE INCEPTION

                                                  INCEPTION
                                                  11/27/1992
Total Monthly Income Distributions
Through 6/30/2002
  Common Shareholders                               $5.48
  Preferred Shareholders (On a Common
  Share Basis)                                      $1.48
Total Capital Gains Distributions to
Common Shareholders Through 6/30/2002               $0.14

the same. Because both the capital gains and the dividend reserve are part of the NAV of the Fund, as they get paid out the NAV will decrease. Third, some of the bonds in the portfolio have values greater than their maturity or redemption values. Over time their market prices are converging toward prices that are at or near their maturity or refunding prices.

DURING THE PERIOD, WE USED THE PROCEEDS FROM MATURING BONDS TO BEGIN TO DELEVERAGE THE FUND. We deleverage the trust by calling in its preferred shares in order to reduce the Fund's interest-rate risk as it nears termination. Through June 30, 2002, $10 million of the Fund's $26.6 million in preferred shares had been called. We retired another $5 million of preferred shares after the period end in July 2002. (For more information about the Fund's use of preferred shares, see page 6.) The deleveraging process will be complete in late 2002 or early 2003. The recent low interest-rate environment has been especially beneficial for our preferred shares, as it has allowed the Fund to borrow money at very low costs and invest the funds in higher-yielding municipal investments.

NET ASSET VALUE SUMMARY OF COMMON SHARES

                                                                  INCEPTION
                                                                  11/27/1992
Initial Offering Price                                              $10.00
Initial Offering and Underwriting Expenses
(Common and Preferred Shares)                                       -$0.67
Accumulated Realized Gains on 6/30/2002                             +$0.03
SUBTOTAL                                                             $9.36
Dividend Reserve
(Undistributed Net Investment Income) on 6/30/2002                  +$0.84
Unrealized Appreciation on Investments on 6/30/2002                 +$0.89
NET ASSET VALUE PER SHARE ON 6/30/2002                              $11.09

DESPITE RETIRING PART OF THE FUND'S PREFERRED SHARES AND THE MATURING OF SOME OF ITS LONGER-TERM BONDS, THE FUND DID NOT HAVE TO USE ANY OF ITS DIVIDEND RESERVE TO MAINTAIN ITS MONTHLY COMMON SHARE DISTRIBUTION OF 4.75 CENTS PER SHARE DURING THE PERIOD. The reserve for the Fund increased during the period from approximately 78 cents per share as of December 31, 2001, to 84 cents per share as of June 30, 2002. However, we will begin to dip into the dividend reserve from now until termination to maintain the monthly common share dividend amount.

AS WE NEAR THE TERMINATION DATE FOR THE FINAL AMERICAN MUNICIPAL TERM TRUST, WE WANT TO THANK YOU AGAIN FOR THE TRUST YOU HAVE PLACED IN OUR MANAGEMENT TEAM. If you have any questions or would like to speak with a representative about reallocating your investment after termination, please call us at 800-677-FUND. We will continue to closely monitor interest rates and the NAV and income stream of the Fund as we near its termination. We currently see no events that would cause us to fall short of the Fund's objectives at its termination in 2003.

Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

PREFERRED SHARES

The preferred shares issued by the Fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their Fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the Fund and the market value of shares of common shares.

PORTFOLIO COMPOSITION
As a percentage of total assets on June 30, 2002

Housing Revenue                       5%
Building Revenue                      3%
Economic Development Revenue          2%
Utility Revenue                      32%
Health Care Revenue                  18%
IDR Pollution Control Revenue         6%
General Obligations                  21%
Other Assets                          1%
Education Revenue                     4%
Municipal Bond Bank                   3%
Short Term                            5%

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  June 30, 2002
.................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $74,406,091
Cash in bank on demand deposit  ............................         97,200
Accrued interest receivable  ...............................        924,364
Other assets  ..............................................         36,205
                                                                -----------
  Total assets  ............................................     75,463,860
                                                                -----------

LIABILITIES:
Preferred share distributions payable (note 3)  ............          4,107
Accrued investment management fee (note 5)  ................         15,466
Accrued administrative fee (note 5)  .......................         12,373
Other accrued expenses  ....................................         36,857
                                                                -----------
  Total liabilities  .......................................         68,803

Preferred shares, at liquidation value  ....................     16,600,000
                                                                -----------

  Net assets applicable to outstanding common shares  ......    $58,795,057
                                                                ===========

NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES CONSIST
 OF:
Common shares and additional paid-in capital  ..............    $49,483,608
Undistributed net investment income  .......................      4,435,220
Accumulated net realized gain on investments  ..............        145,026
Unrealized appreciation of investments  ....................      4,731,203
                                                                -----------

  Net assets applicable to common shares  ..................    $58,795,057
                                                                ===========

*Investments in securities at identified cost  .............    $69,674,888
                                                                ===========

NET ASSET VALUE AND MARKET PRICE OF COMMON SHARES:
Net assets applicable to outstanding common shares  ........    $58,795,057
Common shares outstanding (authorized 200 million shares of
  $0.01 par value)  ........................................      5,300,000
Net asset value per share  .................................    $     11.09
Market price per share  ....................................    $     11.15

LIQUIDATION PREFERENCE OF PREFERRED SHARES (NOTE 3):
Net assets applicable to outstanding preferred shares  .....    $16,600,000
Preferred shares outstanding (authorized one million
  shares)  .................................................            664
Liquidation preference per share  ..........................    $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       2002 Semiannual Report  7  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended June 30, 2002
.................................................................................

INCOME:
Interest  ..................................................     $2,253,394
                                                                 ----------

EXPENSES (NOTE 5):
Investment management fee  .................................        101,878
Administrative fee  ........................................         75,660
Remarketing agent fee  .....................................         33,434
Custodian fees  ............................................          6,113
Transfer agent fees  .......................................         13,072
Registration fees  .........................................          7,056
Reports to shareholders  ...................................         10,564
Directors' fees  ...........................................          1,508
Audit and legal fees  ......................................         18,428
Other expenses  ............................................         23,166
                                                                 ----------
  Total expenses  ..........................................        290,879
                                                                 ----------

  Net investment income  ...................................      1,962,515
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments in securities
  (note 4)  ................................................        139,874
Net change in unrealized appreciation or depreciation of
  investments  .............................................       (269,289)
                                                                 ----------

  Net loss on investments  .................................       (129,415)
                                                                 ----------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income  ................................       (143,403)
From net realized gains  ...................................        (12,303)
                                                                 ----------
                                                                   (155,706)
                                                                 ----------

    Net increase in net assets applicable to common shares
      resulting from operations  ...........................     $1,833,100
                                                                 ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       2002 Semiannual Report  8  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  6/30/02          YEAR ENDED
                                                                (UNAUDITED)         12/31/01
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $  1,962,515      $ 4,288,761
Net realized gain on investments  ..........................         139,874           68,093
Net change in unrealized appreciation or depreciation of
  investments  .............................................        (269,289)        (212,664)
Distributions to preferred shareholders  ...................        (155,706)        (702,050)
                                                                ------------      -----------

  Net increase in net assets applicable to common shares
    resulting from operations  .............................       1,677,394        3,442,140
                                                                ------------      -----------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income  ................................      (1,258,750)      (3,177,880)
From net realized gains  ...................................              --          (48,760)
                                                                ------------      -----------
  Total distributions  .....................................      (1,258,750)      (3,226,640)
                                                                ------------      -----------

    Total increase in net assets applicable to common
      shares  ..............................................         418,644          215,500

Net assets applicable to common shares at beginning of
  period  ..................................................      58,376,413       58,160,913
                                                                ------------      -----------

Net assets applicable to common shares at end of period ....    $ 58,795,057      $58,376,413
                                                                ============      ===========

Undistributed net investment income  .......................    $  4,435,220      $ 3,874,858
                                                                ============      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       2002 Semiannual Report  9  American Municipal Term Trust Inc. III

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
.............................
                American Municipal Term Trust Inc. III (the "Fund") is registered under the Investment Company Act of 1940, as amended as a diversified, closed-end management investment company. The Fund expects to terminate operations and distribute all of its net assets (including net assets attributable to preferred shares) to shareholders on or shortly before April 15, 2003, although termination may be extended to a date no later than April 15, 2008. The Fund invests primarily in investment-grade municipal obligations, including municipal zero-coupon securities. Fund shares are listed on the New York Stock Exchange under the symbol CXT.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or

--------------------------------------------------------------------------------

       2002 Semiannual Report  10  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------
                from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value applicable to common shares if the Fund makes such purchases while remaining substantially fully invested. As of June 30, 2002, the Fund had no outstanding when-issued or forward-commitments.

--------------------------------------------------------------------------------

       2002 Semiannual Report  11  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and not subject itself to federal income tax. Therefore, no income-tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income-tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                There were no material differences between the book and tax basis of dividends paid during the six months ended June 30, 2002 and the year ended December 31, 2001.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional common shares of the Fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

--------------------------------------------------------------------------------

       2002 Semiannual Report  12  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements with certain broker-dealers secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by U.S. Bancorp Asset Management, Inc. (the "Advisor").

                CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES
                The Fund has adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' common share net asset values.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    SHARES
.............................
                As of June 30, 2002, the Fund had 664 remarketed preferred shares ("RP-Registered Trademark-") outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP-Registered Trademark- is adjusted every seven days as determined by the remarketing agent. On June 30, 2002, the dividend rate was 1.29%.
--------------------------------------------------------------------------------

       2002 Semiannual Report  13  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

                RP-Registered Trademark- is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities other than temporary investments in short-term securities for the six months ended June 30, 2002, aggregated $344,118 and $12,792,700, respectively.

(5) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                The Advisor, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel pursuant to an investment advisory agreement (the "Agreement"). The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets (including net assets attributable to preferred shares) (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Advisor provides investment advice and, in general, conducts the management and investment activity of the Fund.

                U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp, (collectively, the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund, pursuant to a co-administration agreement (the "Co-Administration Agreement"). Under the Co-Administration Agreement, the Administrators receive a monthly fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (including net assets attributable to preferred shares) (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Administrators provide regulatory reporting and record-keeping services for the Fund.

--------------------------------------------------------------------------------

       2002 Semiannual Report  14  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

                REMARKETING AGENT FEE
                The Fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the Fund's average amount of RP-Registered Trademark- outstanding. For its fee, the Remarketing Agent will remarket shares of RP-Registered Trademark- tendered to it, on behalf of shareholders thereof, and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and the remarketing agent fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, taxes, and other miscellaneous expenses.

                During the six months ended June 30, 2002, the Fund paid $6,496 for custody services to U.S. Bank.

(6) CAPITAL SHARE
    TRANSACTIONS
.............................
                In preparation for its termination and liquidation on or about April 15, 2003, the Fund will redeem all of its outstanding preferred shares at a redemption price of $25,000 per share plus accumulated, but unpaid, dividends through the redemption date. The Fund redeemed the following amount of preferred shares during the six months ended June 30, 2002:

  DATE   SHARES     COST
 ------  ------  -----------
 5/6/02    400   $10,000,000

(7) SUBSEQUENT
    EVENT
.............................
                In preparation for the termination and liquidation of American Municipal Term Trust Inc. III on or about April 15, 2003, the Fund will redeem all of its outstanding preferred shares. On July 8, 2002, the Fund redeemed 200 shares at a redemption price of $25,000 per share plus accumulated, but unpaid, dividends through July 7, 2002.

--------------------------------------------------------------------------------

       2002 Semiannual Report  15  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

(8) FINANCIAL
HIGHLIGHTS
.............................
                Per-share data for common shares outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL TERM TRUST INC. III

                                              Six
                                            Months
                                             Ended                       Year Ended December 31,
                                            6/30/02    ------------------------------------------------------------
                                          (Unaudited)    2001      2000      1999        1998 (g)          1997
                                          -----------  --------  --------  --------  -----------------  -----------
PER-SHARE DATA
Net asset value, common shares,
  beginning of period ..................    $11.01      $10.97    $10.75    $11.46        $11.39          $10.92
                                            ------      ------    ------    ------        ------          ------
Operations:
  Net investment income ................      0.37        0.81      0.81      0.83          0.81            0.82
  Net realized and unrealized gains
    (losses) on investments .                (0.02)      (0.03)     0.20     (0.81)         0.08            0.47
  Distributions to
    preferred shareholders:
    From net investment income .........     (0.03)      (0.13)    (0.20)    (0.16)        (0.17)          (0.16)
    From net realized gains
      on investments ...................        --          --        --        --         (0.02)          (0.02)
                                            ------      ------    ------    ------        ------          ------
      Total distributions to
        preferred shareholders .........     (0.03)      (0.13)    (0.20)    (0.16)        (0.19)          (0.18)
                                            ------      ------    ------    ------        ------          ------
        Total from operations ..........      0.32        0.65      0.87     (0.14)         0.70            1.11
                                            ------      ------    ------    ------        ------          ------
  Distributions to common shareholders:
    From net investment income .........     (0.24)      (0.60)    (0.59)    (0.57)        (0.57)          (0.57)
    From net realized gains
      on investments ...................        --       (0.01)       --        --         (0.06)          (0.07)
                                            ------      ------    ------    ------        ------          ------
      Total distributions to
        common shareholders ............     (0.24)      (0.61)    (0.59)    (0.57)        (0.63)          (0.64)
                                            ------      ------    ------    ------        ------          ------
Net asset value, common shares, end
  of period ............................    $11.09      $11.01    $10.97    $10.75        $11.46          $11.39
                                            ======      ======    ======    ======        ======          ======
Market value, common shares, end
  of period ............................    $11.15      $11.00    $10.44    $ 9.94        $11.25          $10.94
                                            ======      ======    ======    ======        ======          ======
SELECTED INFORMATION
Total return, common shares, net asset
  value (a) ............................      2.90%       6.07%     7.73%    (1.23)%        6.28%          10.42%
Total return, common shares, market
  value (b) ............................      4.08%      11.35%    11.19%    (6.81)%        8.86%          11.93%
Net assets at end of period
  (in millions) ........................    $   75      $   85    $   85    $   84        $   87          $   87
Ratio of expenses to average weekly net
  assets applicable to common
  shares (c) ...........................      1.00% (h)    1.02%    1.03%     1.03%         0.95%           0.99%
Ratio of net investment income to
  average weekly net assets applicable
  to common shares (d) (e) .............      6.25% (h)    6.08%    5.62%     5.98%         5.67%           5.91%
Portfolio turnover rate (excluding
  short-term securities) ...............         0%          5%        1%        1%            5%              7%
Remarketed preferred shares outstanding,
  end of period (in millions) ..........    $   17      $   27    $   27    $   27        $   27          $   27
Asset coverage per share (in
  thousands) (f) .......................    $  114      $   80    $   80    $   78        $   82          $   82
Liquidation preference and market value
  per share of remarketed preferred
  shares (in thousands) ................    $   25      $   25    $   25    $   25        $   25          $   25

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.71%, 0.70%, 0.70%, 0.71%, 0.66%, AND 0.68% FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997, RESPECTIVELY. DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON SHARES.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.82%, 5.01%, 5.08%, 5.10%, 4.94%, AND 5.09% FOR THE SIX MONTHS ENDED JUNE 30,
     2002 AND FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(h)  ANNUALIZED.

--------------------------------------------------------------------------------

       2002 Semiannual Report  16  American Municipal Term Trust Inc. III

INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL TERM TRUST INC. III                                June 30, 2002
 ..............................................................................................

                                                           Principal                  Market
Description of Security                                      Amount                  Value (a)
---------------------------------------------------------  ----------               -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS APPLICABLE TO COMMON
SHARES)

MUNICIPAL LONG-TERM SECURITIES -- 120.9%:
  ALABAMA -- 0.8%
    Agricultural and Mechanical University Revenue (MBIA)
      (Prerefunded 11/1/02 at 102), 6.45%, 11/1/17.......  $  500,000 (b)(d)        $   518,460
                                                                                    -----------
  CALIFORNIA -- 1.3%
    State Housing Finance Revenue (FHA),
      4.80%, 8/1/03......................................     730,000 (b)               755,192
                                                                                    -----------
  COLORADO -- 2.7%
    Health Facilities Authority Revenue,
      4.65%, 1/1/03......................................     540,000                   545,114
    Snowmass Village Multifamily Housing (FSA)
      (Callable 12/15/02 at 102), 6.25%, 12/15/16........   1,000,000 (b)             1,025,820
                                                                                    -----------
                                                                                      1,570,934
                                                                                    -----------
  DISTRICT OF COLUMBIA -- 3.1%
    Catholic University of America (Connie Lee)
      (Prerefunded 10/1/03 at 102), 6.30%, 10/1/13.......   1,000,000 (d)             1,077,690
    General Obligation (MBIA) (Escrowed to Maturity),
      4.75%, 6/1/03......................................     740,000 (b)(g)            761,467
                                                                                    -----------
                                                                                      1,839,157
                                                                                    -----------
  FLORIDA -- 1.4%
    Broward County School District, Zero Coupon Bond
      (MBIA), 6.55%, 2/15/08.............................   1,000,000 (b)(f)            817,950
                                                                                    -----------
  HAWAII -- 2.2%
    State General Obligation (FGIC), 4.80%, 3/1/03.......   1,250,000 (b)             1,277,325
                                                                                    -----------
  ILLINOIS -- 20.5%
    Chicago Wastewater Revenue (FGIC) (Prerefunded 1/1/03
      at 102), 6.35%, 1/1/22.............................   1,000,000 (b)(d)          1,044,420
    Health Facilities, Elmhurst Memorial Hospital (FGIC)
      (Callable 8/23/02 at 101.50), 6.50%, 1/1/12........   1,190,000 (b)             1,227,723
    Health Facilities, Highland Park Hospital (FGIC),
      5.40%, 10/1/03.....................................   1,000,000 (b)             1,046,290
    Health Facilities, Lutheran General Systems (FSA)
      (Escrowed to Maturity) (Callable 4/1/03 at 102),
      6.13%, 4/1/12......................................   1,000,000 (b)(g)          1,136,840
    Henry Hospital District (AMBAC) (Prerefunded 12/1/02
      at 100), 6.60%, 12/1/17............................   2,000,000 (b)(d)          2,043,800
    Higher Education Facility, Augustana College (Connie
      Lee), 5.00%, 10/1/03...............................     330,000                   342,920

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

       2002 Semiannual Report  17  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL TERM TRUST INC. III
(CONTINUED)

                                                           Principal                  Market
Description of Security                                      Amount                  Value (a)
---------------------------------------------------------  ----------               -----------
    Lake County Housing and Finance Corporation (FHA)
      (Callable 11/1/02 at 100), 6.70%, 11/1/14..........  $2,000,000 (b)           $ 2,007,860
    State General Obligation (FSA) (Callable 10/1/02 at
      102), 6.25%, 10/1/12...............................     410,000 (b)               422,792
    State General Obligation (FSA) (Prerefunded 10/1/02
      at 102), 6.25%, 10/1/12............................   2,690,000 (b)(d)          2,777,048
                                                                                    -----------
                                                                                     12,049,693
                                                                                    -----------
  INDIANA -- 15.4%
    Crawfordsville School Building Corporation (STAID)
      (Callable 1/1/03 at 102), 6.25%, 7/1/11............     500,000 (b)               520,985
    Health Facilities, Community Hospital Project (MBIA)
      (Callable 8/23/02 at 102), 6.40%, 5/1/12...........   5,000,000 (b)             5,117,500
    Health Facilities, Methodist Hospital (AMBAC)
      (Escrowed to Maturity) (Callable 9/1/02 at 102),
      5.75%, 9/1/15......................................   1,000,000 (b)(g)          1,027,020
    Indiana Health Facility, 5.00%, 5/15/03..............     130,000                   130,697
    Lake County Redevelopment Authority (MBIA) (Callable
      2/1/05 at 102), 6.45%, 2/1/11......................   1,600,000 (b)             1,719,056
    Patoka Lake Regional Water and Sewer District (AMBAC)
      (Prerefunded 1/1/04 at 101), 6.45%, 1/1/15.........     500,000 (b)(d)            537,825
                                                                                    -----------
                                                                                      9,053,083
                                                                                    -----------
  IOWA -- 5.9%
    Cedar Rapids Hospital Facilities (FGIC) (Prerefunded
      8/15/03 at 102), 6.13%, 8/15/13....................   1,200,000 (b)(d)          1,283,628
    Muscatine Electric Revenue (AMBAC), 5.50%, 1/1/09....   2,000,000 (b)             2,202,880
                                                                                    -----------
                                                                                      3,486,508
                                                                                    -----------
  KANSAS -- 3.5%
    Kansas City Utility Systems, Zero Coupon Bond
      (AMBAC), 6.40%, 3/1/08.............................   1,060,000 (b)(f)            857,063
    Kansas City Utility Systems, Zero Coupon Bond (AMBAC)
      (Escrowed to Maturity), 6.40%, 3/1/08..............   1,515,000 (b)(f)(g)       1,224,953
                                                                                    -----------
                                                                                      2,082,016
                                                                                    -----------
  MAINE -- 3.5%
    Water and Sewer Revenue (Callable 11/1/02 at 102),
      6.60%, 11/1/15.....................................   2,000,000                 2,071,680
                                                                                    -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

       2002 Semiannual Report  18  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL TERM TRUST INC. III
(CONTINUED)

                                                           Principal                  Market
Description of Security                                      Amount                  Value (a)
---------------------------------------------------------  ----------               -----------
  NEVADA -- 1.8%
    Clark County School District (FGIC),
      5.75%, 6/15/03.....................................  $1,000,000 (b)           $ 1,039,800
                                                                                    -----------
  NEW MEXICO -- 1.8%
    Las Cruces Health Facility, Evangelical Lutheran
      Project (FSA)
      (Callable 12/1/02 at 102), 6.45%, 12/1/17..........   1,000,000 (b)             1,037,130
                                                                                    -----------
  NEW YORK -- 3.1%
    State General Obligation, 5.20%, 8/1/03..............   1,735,000                 1,795,153
                                                                                    -----------
  NORTH DAKOTA -- 5.6%
    Mercer County Pollution Control Revenue (AMBAC),
      7.20%, 6/30/13.....................................   2,700,000 (b)             3,314,898
                                                                                    -----------
  OKLAHOMA -- 1.5%
    Tulsa County Independent School District No. 5,
      5.00%, 7/1/03......................................     850,000                   878,356
                                                                                    -----------
  RHODE ISLAND -- 2.1%
    State Health and Education Building Corporation
      (Connie Lee)
      (Callable 4/1/03 at 102), 6.38%, 4/1/12............   1,200,000                 1,261,500
                                                                                    -----------
  SOUTH CAROLINA -- 2.3%
    Piedmont Municipal Power Agency (MBIA)
      (Prerefunded 1/1/03 at 102), 6.30%, 1/1/14.........   1,285,000 (b)(d)          1,341,758
                                                                                    -----------
  SOUTH DAKOTA -- 4.1%
    State Building Authority (AMBAC) (Prerefunded 9/1/02
      at 102), 6.63%, 9/1/12.............................     115,000 (b)(d)            118,348
    State Building Authority (AMBAC) (Prerefunded 9/1/04
      at 100), 6.63%, 9/1/12.............................   2,235,000 (b)(d)          2,299,614
                                                                                    -----------
                                                                                      2,417,962
                                                                                    -----------
  TEXAS -- 26.8%
    Austin Utility System Revenue, Zero Coupon Bond
      (MBIA), 6.53%, 11/15/08............................   5,000,000 (b)(f)          3,917,650
    Brazos River Authority Revenue, AMT,
      4.80%, 4/1/33......................................   1,000,000 (e)             1,008,470
    Houston Water and Sewer Revenue (FSA)
      (Prerefunded 12/1/02 at 102), 6.38%, 12/1/14.......   1,900,000 (b)(d)          1,973,796
    Jefferson County, Baptist Hospitals (AMBAC) (FHA),
      4.40%, 8/15/09.....................................   1,000,000 (b)             1,025,190
    Pflugerville Independent School District (Prerefunded
      8/15/04 at 100), 5.75%, 8/15/15....................     975,000 (d)             1,050,650

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

       2002 Semiannual Report  19  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL TERM TRUST INC. III
(CONTINUED)

                                                           Principal                  Market
Description of Security                                      Amount                  Value (a)
---------------------------------------------------------  ----------               -----------
    San Antonio Electric and Gas, Zero Coupon Bond
      (FGIC), 6.40%, 2/1/08..............................  $4,500,000 (b)(f)        $ 3,639,825
    San Antonio Water Revenue (MBIA) (Escrowed to
      Maturity), 6.50%, 5/15/10..........................     440,000 (b)(g)            510,853
    San Antonio Water Revenue (MBIA) (Prerefunded 5/15/04
      at 100), 6.50%, 5/15/10............................     100,000 (b)(d)            108,262
    State Capital Appreciation, Zero Coupon Bond (FGIC),
      6.43%, 4/1/08......................................   3,100,000 (b)(f)          2,495,872
                                                                                    -----------
                                                                                     15,730,568
                                                                                    -----------
  WASHINGTON -- 6.4%
    Chelan County Public Utilities District (MBIA), AMT,
      5.55%, 7/1/03......................................     305,000 (b)(e)            316,096
    Public Power Supply System (Callable 7/1/02 at 102),
      6.25%, 7/1/12......................................     770,000                   785,708
    Public Power Supply System (Prerefunded to 7/1/02 at
      102), 6.25%, 7/1/12................................   2,600,000 (d)             2,653,040
                                                                                    -----------
                                                                                      3,754,844
                                                                                    -----------
  WEST VIRGINIA -- 4.6%
    Clarksburg Water Revenue (Asset Guaranty) (Callable
      9/1/02 at 102), 6.25%, 9/1/14......................   2,620,000                 2,691,919
                                                                                    -----------
  WISCONSIN -- 0.5%
    Amery Wisconsin Revenue, 4.90%, 6/1/03...............     300,000                   305,055
                                                                                    -----------

      Total Municipal Long-Term Securities
        (cost: $66,359,738)..............................                            71,090,941
                                                                                    -----------
MUNICIPAL SHORT-TERM SECURITIES -- 0.6%
  MINNESOTA -- 0.4%
    Mankato, Bethany Lutheran College, 1.25%, 11/1/15....     250,000 (c)               250,000
                                                                                    -----------
  WASHINGTON -- 0.2%
    Washington State Health Care Facilities Authority,
      VRDN, 2.05%, 1/1/18................................     100,000 (b)(c)            100,000
                                                                                    -----------

      Total Municipal Short-Term Securities
        (cost: $350,000).................................                               350,000
                                                                                    -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

       2002 Semiannual Report  20  American Municipal Term Trust Inc. III

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL TERM TRUST INC. III
(CONTINUED)

                                                                                      Market
Description of Security                                      Shares                  Value (a)
---------------------------------------------------------  ----------               -----------

RELATED PARTY MONEY MARKET FUND -- 5.0%
    First American Tax Free Obligations
      (cost: $2,965,150).................................   2,965,150 (h)           $ 2,965,150
                                                                                    -----------

      Total Investments in Securities -- 126.5%
        (cost: $69,674,888) (i)..........................                            74,406,091
      Other Assets less Liabilities -- 1.7%..............                               988,966
      Preferred Shares, at Liquidation Value --
        (28.2)%..........................................                           (16,600,000)
                                                                                    -----------

      Net Assets Applicable to Common Shares -- 100.0%...                           $58,795,057
                                                                                    ===========

         NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
     FHA--FEDERAL HOUSING AUTHORITY
     FSA--FINANCIAL SECURITY ASSURANCE
     MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
     STAID--STATE AID WITHHOLDING
     VRDN--VARIABLE RATE DEMAND NOTE
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON
     JUNE 30, 2002. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) PREREFUNDED ISSUES ARE TYPICALLY BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS MATURE AT THE CALL DATE AND PRICE INDICATED.
(e) AMT--ALTERNATIVE MINIMUM TAX. AS OF JUNE 30, 2002, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $1,324,566, WHICH REPRESENTS 2.3% OF NET ASSETS APPLICABLE TO COMMON SHARES.
(f)  THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(g) ESCROWED TO MATURITY ISSUES ARE TYPICALLY BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS MAY STILL BE SUBJECT TO CALL AT THE CALL DATE AND PRICE INDICATED.
(h) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THIS FUND. SEE ALSO NOTES TO FINANCIAL STATEMENTS.
(i) ALSO APPROXIMATES COST FOR FEDERAL INCOME-TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 4,731,203
      GROSS UNREALIZED DEPRECIATION.......            0
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 4,731,203
                                            ===========

--------------------------------------------------------------------------------

       2002 Semiannual Report  21  American Municipal Term Trust Inc. III

[US BANCORP LOGO]

AMERICAN MUNICIPAL TERM TRUST INC. III

2002 SEMIANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.

[RECYCLE SYMBOL]

This document is printed on paper
containing 10% postconsumer waste.

8/2002    2209-02    CXT-SAR